                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                    Form 8K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: June 20, 1996

                         COMPARATOR SYSTEMS CORPORATION


           Colorado                    0-8951               95-3151060
- ----------------------------         -----------       ----------------------
(State of other jurisdiction         Commission            (IRS Employer
      of incorporation)              File Number       Identification Number)

4350 Von Karman Avenue, Suite 180  Newport Beach, California  92660
- -------------------------------------------------------------------

Registrant's telephone number including area code:  (714)851-4300

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
         (a)  None
         (b)  None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------
         None

ITEM 5.  OTHER EVENTS
         ------------
         The Company announced that Mr. Richard E. Floegel has resigned as its President and COO, effective June 28, 1996.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         -------------------------------------
         The Company announced that Mr. Richard E. Floegel has resigned as Member of the Board of Directors, effective June 28, 1996.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 21, 1995        By:  /s/
     ------------------------     ------------------------------------------
                                  Gregory Armijo
                                  Corporate Secretary